UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2024, Zomedica, Inc., a wholly-owned subsidiary of Zomedica Corp., entered into a Lease Agreement (the “Lease”) with 1101 Technology Drive, L.L.C (the “Landlord”) for property located at 1101 Technology Drive, Suite 100, Ann Arbor, MI 48108 (the “Leased Premises”).  The Lease will commence on February 1, 2025 and replaces the existing lease with Wickfield Properties LLC for the Company headquarters located at 100 Pheonix Drive, Suite 190, Ann Arbor, MI 48108 which expires on January 31, 2025. The Lease is for 15,371 rentable square feet. The Lease expired on January 31, 2030, but contains two five year options to extend the Lease under substantially the same terms and conditions.

Base rent during the initial term will be:

In addition to base rent, tenant will be responsible utilities and for its proportionate share of expenses and taxes, subject to an annual cap of 5% over prior year expenses and taxes.

The Lease is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease and the Lease Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	10.1	Lease Agreement entered into as of November 15, 2024 by and between 1101 Technology Drive, L.L.C. and Zomedica Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: November 19, 2024	By:	/s/ Karen L. DeHaan-Fullerton
Karen L. DeHaan-Fullerton
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement entered into as of November 15, 2024 by and between 1101 Technology Drive, L.L.C. and Zomedica Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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